      As filed with the Securities and Exchange Commission on May 30, 1997


                                                      Registration No. 333-11785
                                                                       811-07811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /


                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 1                      /X/


                                     AND/OR


                        REGISTRATION STATEMENT UNDER THE


                         INVESTMENT COMPANY ACT OF 1940                      / /


                                AMENDMENT NO. 2                              /X/


                        (Check appropriate box or boxes)

                            ------------------------

                     PRUDENTIAL EMERGING GROWTH FUND, INC.


            formerly known as Prudential Selected Growth Fund, Inc.


               (Exact name of registrant as specified in charter)



                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530


                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.



             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):



                         / / immediately upon filing pursuant to paragraph (b)


                         /X/ on June 16, 1997 pursuant to paragraph (b)


                         / / 60 days after filing pursuant to paragraph (a)(1)


                         / / on (date) pursuant to paragraph (a)(1)


                         / / 75 days after filing pursuant to paragraph (a)(2)


                         / / on (date) pursuant to paragraph (a)(2) of rule 485.



                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:



                         / / this post-effective amendment designates a new
                             effective date for a previously filed
                             post-effective amendment.


    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its Common Stock, par value $.001 per share. Registrant will file a notice under such Rule for its fiscal year ending October 31, 1997 within 60 days of such date.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                    LOCATION
-----------------------------------------------  ----------------------------------
PART A
Item     1.  Cover Page........................  Cover Page
Item     2.  Synopsis..........................  Fund Expenses; Fund Highlights
Item     3.  Condensed Financial Information...  Fund Expenses; Supplement; How the
                                                 Fund Calculates Performance
Item     4.  General Description of              Cover Page; Fund Highlights; How
             Registrant........................  the Fund Invests; General
                                                 Information
Item     5.  Management of the Fund............  How the Fund is Managed;
                                                 Supplement
Item    5A.  Management's Discussion of Fund
             Performance.......................  Financial Highlights; Supplement
Item     6.  Capital Stock and Other             Taxes, Dividends and
             Securities........................  Distributions; General
                                                 Information; Shareholder Guide;
                                                 Supplement
Item     7.  Purchase of Securities Being        Shareholder Guide; How the Fund
             Offered...........................  Values its Shares; How the Fund is
                                                 Managed; Supplement
Item     8.  Redemption or Repurchase..........  Shareholder Guide; How the Fund
                                                 Values its Shares
Item     9.  Pending Legal Proceedings.........  Not Applicable

PART B
Item    10.  Cover Page........................  Cover Page
Item    11.  Table of Contents.................  Table of Contents
Item    12.  General Information and History...  General Information
Item    13.  Investment Objectives and           Investment Objective and Policies;
             Policies..........................  Investment Restrictions
Item    14.  Management of the Fund............  Directors and Officers; Manager;
                                                 Distributor
Item    15.  Control Persons and Principal
             Holders of Securities.............  Manager
Item    16.  Investment Advisory and Other       Manager; Distributor; Custodian,
             Services..........................  Transfer and Dividend Disbursing
                                                 Agent and Independent Accountants
Item    17.  Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions
Item    18.  Capital Stock and Other
             Securities........................  Not Applicable
Item    19.  Purchase, Redemption and Pricing    Purchase and Redemption of Fund
             of Securities Being Offered.......  Shares; Shareholder Investment
                                                 Account; Net Asset Value
Item    20.  Tax Status........................  Taxes
Item    21.  Underwriters......................  Distributor
Item    22.  Calculation of Performance Data...  Performance Information
Item    23.  Financial Statements..............  Statement of Assets and
                                                 Liabilities; Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

    The Prospectus of Prudential Emerging Growth Fund, Inc. dated November 18, 1996, is incorporated herein by reference in its entirety from the Rule 497 filing made on November 21, 1996 (File No. 333-11785). This Post-Effective Amendment to the Registration Statement is not intended to amend the Prospectus of Prudential Emerging Growth Fund, Inc. dated November 18, 1996, except as indicated by the enclosed supplement.

                                           PRUDENTIAL EMERGING GROWTH FUND, INC.

          ------------------------------------------------------------

                                               SUPPLEMENT DATED JUNE 16, 1997 TO
                                              PROSPECTUS DATED NOVEMBER 18, 1996

--------------------------------------------------------------------------------


    The Prospectus is hereby supplemented by adding the following section after page 4:



                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)
  The following financial highlights for Class A, Class B, Class C and Class Z shares are unaudited. This information should be read in conjuction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.



                                                                    CLASS A       CLASS B        CLASS C       CLASS Z
                                                                 -------------  ------------  -------------  ------------
                                                                 DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                  1996(A) TO     1996(A) TO    1996(A) TO     1996(A) TO
                                                                   APRIL 30,     APRIL 30,      APRIL 30,     APRIL 30,
                                                                     1997           1997          1997           1997
                                                                 -------------  ------------  -------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................    $   10.00     $    10.00     $   10.00     $    10.00
                                                                 -------------  ------------  -------------  ------------
Income from investment operations
Net investment loss............................................         (.03)          (.05)         (.05)          (.01)
Net realized and unrealized loss on investment transactions....         (.52)          (.53)         (.53)          (.53)
                                                                 -------------  ------------  -------------  ------------
    Total from investment operations...........................         (.55)          (.58)         (.58)          (.54)
                                                                 -------------  ------------  -------------  ------------
Net asset value, end period....................................    $    9.45     $     9.42     $    9.42     $     9.46
                                                                 -------------  ------------  -------------  ------------
                                                                 -------------  ------------  -------------  ------------
TOTAL RETURN(B):...............................................        (5.50)%        (5.80 )%       (5.80  )%       (5.40 )%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................................  $    24,060    $    59,110   $     4,824    $       182
Average net assets (000).......................................  $    24,743    $    55,047   $     4,809    $        82
Ratios to average net assets;(c)
    Expenses, including distribution fees......................         1.76%          2.51%         2.51%          1.51%
    Expenses, excluding distribution fees......................         1.51%          1.51%         1.51%          1.51%
    Net investment loss........................................         (.87  )%       (1.67 )%       (1.63  )%        (.87 )%
Portfolio turnover rate........................................           41%            41%           41%            41%
Average commission rate paid per share.........................  $    0.0498    $    0.0498   $    0.0498    $    0.0498


------------------------------


(a) Commencement of investment operations.



(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



(c) Annualized.

    The following information further supplements the Prospectus of the Fund.



FUND HIGHLIGHTS--WHO MANAGES THE FUND?
AND HOW THE FUND IS MANAGED--MANAGER



    The Prospectus is supplemented by adding the following information to pages 2 and 12:



    Effective May 1, 1997, the Fund's Manager, formerly known as Prudential Mutual Fund Management LLC, changed its name to Prudential Investments Fund Management LLC (PIFM).



SHAREHOLDER GUIDE
ALTERNATIVE PURCHASE PLAN
CLASS A SHARES



    REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Class A shares may be purchased at net asset value (NAV) through Prudential Securities Incorporated (Prudential Securities) or Prudential Mutual Fund Services LLC (Transfer Agent), by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which The Prudential Investment Corporation doing business as Prudential Investments (Prudential Investments), serves as the recordkeeper or administrator.



    PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which The Prudential Insurance Company of America (Prudential) serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



    PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.



    PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (i) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (ii) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (iii) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (iv) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(v) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (vi) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or, within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.



    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.



CLASS Z SHARES



    Class Z shares are currently available for purchases by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans); provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.



HOW TO SELL YOUR SHARES



    In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

CONTINGENT DEFERRED SALES CHARGES
  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES



    SYSTEMATIC WITHDRAWAL PLAN. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1, 1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES



    PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on the redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

                     PRUDENTIAL EMERGING GROWTH FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 18, 1996
                        (AS SUPPLEMENTED JUNE 16, 1997)


    Prudential Emerging Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth. The Fund may also invest in (i) equity securities of other companies, including foreign issuers, (ii) investment grade debt securities, including of foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."


    The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Emerging Growth Fund, Inc. dated November 18, 1996 (as supplemented June 16, 1997), copies of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE
                                                                TO PAGE IN THE
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
Investment Objective and Policies.....................   B-2              5
Investment Restrictions...............................   B-13            11
Directors and Officers................................   B-15            --
Manager...............................................   B-19            12
Distributor...........................................   B-20            13
Portfolio Transactions and Brokerage..................   B-22            15
Purchase and Redemption of Fund Shares................   B-23            19
Shareholder Investment Account........................   B-26            19
Net Asset Value.......................................   B-29            15
Taxes, Dividends and Distributions....................   B-29            16
Performance Information...............................   B-32            16
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-33            15
Report of Independent Accountants.....................   B-34            --
Statement of Assets and Liabilities...................   B-35            --
Financial Statements..................................
Appendix I--Historical Performance Data...............   I-1             --
Appendix II--General Investment Information...........   II-1            --
Appendix III--Information Relating to The
 Prudential...........................................   III-1           --


--------------------------------------------------------------------------------

MF168B

                       INVESTMENT OBJECTIVES AND POLICIES

    Prudential Emerging Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth. The Fund may also invest in (i) equity securities of other companies including foreign issuers, (ii) investment grade debt securities, including of foreign issuers, and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund may engage in various derivative securities transactions, such as options on stocks, stock indices and foreign currencies, foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

    The Fund may purchase collateralized mortgage obligations (CMO) issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

    The Fund may also invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

    In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies.

    The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

    The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN SECURITIES

    The Fund is permitted to invest in foreign corporate and government securities. "Foreign Government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

    A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

OPTIONS ON SECURITIES

    The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

    A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will maintain the difference in cash or liquid securities in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will maintain cash or liquid securities in a segregated account with its Custodian equivalent in value to the exercise price of the option. "Liquid securities," as used in the Fund's prospectus and statement of additional information include U.S. Government securities, equity securities and investment-grade debt obligations.

    If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

    The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

    OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, and the Fund may lose money.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or liquid securities into a segregated account of the Fund (less the value of the

"covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contract.


    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FUTURES CONTRACTS

    As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Fund may purchase futures contracts on stock indices and foreign currencies.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction, and the Fund may lose money.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be at a time when it is advantageous or disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

    The Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies only if there is segregated with the Fund's Custodian an amount of cash or liquid securities equal to or greater than the aggregate exercise price of the puts. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or liquid securities, or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid securities equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements (described more fully below) and cash (foreign currencies or United States dollars). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. See "How the Fund Invests -- Other Investments and Policies" in the Prospectus.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or liquid securities having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a non-fundamental investment restriction, not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales other than short sales against-the-box. However, as a matter of current operating policy, the Fund does not intend to engage in short sales other than short sales against-the-box. "How the Fund Invests--Other Investments and Policies--Short Sales Against-the-Box" in the Prospectus and "Investment Restrictions".

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by cash and liquid securities. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of the Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes." The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. Generally, the Fund does not intend to invest in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

     6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (72)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (58)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (50)           Director                        Comptroller (since May 1996) of Prudential Investments; Executive
                                                                 Vice President and Treasurer (since December 1996) of Prudential
                                                                 Investments Fund Management LLC (PIFM); Senior Vice President
                                                                 (since March 1987) of Prudential Securities Incorporated
                                                                 (Prudential Securities); formerly Chief Administrative Officer
                                                                 (July 1990 - September 1996), Director (January 1989 - September
                                                                 1996), Executive Vice President, Treasurer and Chief Financial
                                                                 Officer (June 1987 - September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; Vice President and Director (since May 1989)
                                                                 of The Asia Pacific Fund, Inc.; Director of The High Yield
                                                                 Income Fund, Inc.
Donald D. Lennox (78)           Director                        Chairman (since February 1990) and Director (since April 1989) of
                                                                 International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                                 Director (March 1987 - February 1989) of Schlegel Corporation
                                                                 (industrial manufacturing); Director of Gleason Corporation,
                                                                 Personal Sound Technologies, Inc. and The High Yield Income
                                                                 Fund, Inc.
Douglas H. McCorkindale (57)    Director                        Vice Chairman (since March 1984) of Gannett Co. Inc. (publishing and media); Director of Gannett Co. Inc., Frontier Corporation and Continental Airlines, Inc.
*Mendel A. Melzer, CFA (35)     Director                        Chief Investment Officer (since October 1996) of Prudential
751 Broad St.                                                    Mutual Funds; formerly Chief Financial Officer (November 1995 -
Newark, NJ 07102                                                 September 1996) of Prudential Investments; Senior Vice President
                                                                 and Chief Financial Officer (April 1993 - November 1995) of
                                                                 Prudential Preferred Financial Services; Managing Director
                                                                 (April 1991 - April 1993) of Prudential Investment Advisors and
                                                                 Senior Vice President (July 1989 - April 1991) of Prudential
                                                                 Capital Corporation; Chairman and Director of Prudential Series
                                                                 Fund, Inc.; Director of The High Yield Income Fund, Inc.
Thomas T. Mooney (55)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 formerly Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation, Northeast-Midwest Institute, The
                                                                 Business Council of New York State, First Financial Fund, Inc.,
                                                                 The High Yield Income Fund, Inc. and The High Yield Plus Fund,
                                                                 Inc.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Stephen P. Munn (54)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988 - December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products).
*Richard A. Redeker (53)        President and Director          Employee of Prudential Investments; formerly President, Chief
751 Broad St.                                                    Executive Officer and Director (October 1993 - September 1996)
Newark, NJ 07102                                                 of Prudential Mutual Fund Management, Inc.; Executive Vice
                                                                 President, Director and Member of the Operating Committee
                                                                 (October 1993 - September 1996) of Prudential Securities;
                                                                 Director (October 1993 - September 1996) of Prudential
                                                                 Securities Group, Inc.; Executive Vice President (January 1994 -
                                                                 September 1996) of Prudential Investments; Director (January
                                                                 1994 - September 1996) of Prudential Mutual Fund Distributors,
                                                                 Inc. and Prudential Mutual Fund Services, Inc.; Senior Executive
                                                                 Vice President and Director (September 1978 - September 1993) of
                                                                 Kemper Financial Services, Inc.; President and Director of The
                                                                 High Yield Income Fund, Inc.
Robin B. Smith (57)             Director                        Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1989 - August 1996) and President and
                                                                 Chief Operating Officer (September 1981 - December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 The Omnicom Group, Inc., Texaco Inc., Springs Industries Inc.
                                                                 and Kmart Corporation.
Louis A. Weil, III (55)         Director                        President and Chief Executive Officer (since January 1996) and
                                                                 Director (since September 1991) of Central Newspapers, Inc.;
                                                                 Chairman of the Board (since January 1996), Publisher and Chief
                                                                 Executive Officer (August 1991 - December 1995) of Phoenix
                                                                 Newspapers, Inc.; Publisher (May 1989 - March 1991) of Time
                                                                 Magazine; formerly President, Publisher & Chief Executive
                                                                 Officer (February 1986 - August 1989) of The Detroit News;
                                                                 formerly member of the Advisory Board, Chase Manhattan
                                                                 Bank-Westchester; Director of The High Yield Income Fund, Inc.
Clay T. Whitehead (58)          Director                        President (since May 1983) of National Exchange Inc. (new
                                                                 business development firm).
Susan C. Cote (42)              Vice President                  Vice President, Finance of Prudential Mutual Funds & Annuities;
                                                                 Executive Vice President (since February 1997) and Chief
                                                                 Financial Officer (since May 1996) of PIFM; formerly Managing
                                                                 Director (February 1995 - May 1996) and Vice President (February
                                                                 1995 - May 1996) of Prudential Investments; Senior Vice
                                                                 President (January 1989 - January 1995) of Prudential Mutual
                                                                 Fund Management, Inc.; Senior Vice President (January 1992 -
                                                                 January 1995) of Prudential Securities.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Thomas A. Early (42)            Vice President                  Vice President and General Counsel of Prudential Mutual Funds &
                                                                 Annuities; Executive Vice President, Secretary and General
                                                                 Counsel (since December 1996) of PIFM; formerly Vice President and General Counsel (March 1994 - March 1997) of Prudential
                                                                 Retirement Services; Associate General Counsel and Chief
                                                                 Financial Services Officer (1988-1994) of Frank Russell Company.
S. Jane Rose (51)               Secretary                       Senior Vice President (since December 1996) of PIFM; formerly
                                                                 Senior Vice President (January 1991 - September 1996) and Senior
                                                                 Counsel (June 1987 - September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; Senior Vice President and Senior Counsel
                                                                 (since July 1992) of Prudential Securities; formerly Vice
                                                                 President and Associate General Counsel of Prudential
                                                                 Securities.
Grace C. Torres (37)            Treasurer and Principal         First Vice President (since December 1994) of PIFM; formerly
                                 Financial and Accounting        First Vice President (March 1994 - September 1996) of Prudential
                                 Officer                         Mutual Fund Management, Inc.; First Vice President (since March
                                                                 1994) of Prudential Securities; Vice President (July 1989 -
                                                                 March 1994) of Bankers Trust Corporation.
Marguerite E.H. Morrison (41)   Assistant Secretary             Vice President (since December 1996) of PIFM; formerly Vice
                                                                 President and Associate General Counsel (June 1991 - September
                                                                 1996) of Prudential Mutual Fund Management, Inc.; Vice President
                                                                 and Associate General Counsel of Prudential Securities.
Stephen M. Ungerman (44)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments and the
                                                                 Private Asset Group of Prudential; formerly First Vice President
                                                                 (February 1993 - September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; Senior Tax Manager (1981 - January 1993) of
                                                                 Price Waterhouse LLP.


------------

 * "Interested" Director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities or PIFM.



** Unless otherwise indicated, the address of the Directors and Officers is c/o
   Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.



    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.


    The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments annual compensation of $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors of Prudential Mutual Funds who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and December 31, 1997, respectively.



    The following table sets forth the estimated aggregate compensation estimated to be paid by the Fund for the fiscal year ending October 31, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the boards of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996.


                               COMPENSATION TABLE


                                                                                                                 TOTAL 1996
                                                                        PENSION OR                              COMPENSATION
                                                                        RETIREMENT                             PAID TO BOARD
                                                        AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL         MEMBERS
                                                      COMPENSATION    AS PART OF FUND      BENEFITS UPON         FROM FUND
 NAME OF DIRECTOR                                       FROM FUND        EXPENSES           RETIREMENT            COMPLEX
----------------------------------------------------  -------------  -----------------  -------------------  ------------------
Edward D. Beach                                         $   4,500             None                 N/A       $  166,000(21/39)*
Delayne Dedrick Gold                                    $   4,500             None                 N/A       $  175,308(21/42)*
Robert F. Gunia (+)                                     $   4,500             None                 N/A               --
Donald D. Lennox                                        $   4,500             None                 N/A       $   90,000(10/22)*
Douglas H. McCorkindale**                               $   4,500             None                 N/A       $   71,208(10/13)*
Mendel A. Melzer (+)                                    $   4,500             None                 N/A               --
Thomas T. Mooney**                                      $   4,500             None                 N/A       $  135,375(18/36)*
Stephen P. Munn                                         $   4,500             None                 N/A       $   49,125(6/8)*
Richard A. Redeker (+)                                  $   4,500             None                 N/A               --
Robin B. Smith**                                        $   4,500             None                 N/A       $   89,957(11/20)*
Louis A. Weil, III                                      $   4,500             None                 N/A       $   91,250(13/18)*
Clay T. Whitehead                                       $   4,500             None                 N/A       $   38,292(5/7)*


------------
 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

 ** Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $71,034, $139,869 and $109,294 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


(+) Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund complex.



    As of May 16, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of May 16, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were: Connie P. Bethea, 209 Edgewater Dr., Anderson, SC 29624-5104, owned approximately 3,820 Class Z shares (or approximately 17.5% of the outstanding Class Z shares); Brian Forrest Cooke, 7999 Evanston Rd., Indianapolis, IN 46240-2731, owned approximately 2,997 Class Z shares (or approximately 13.7% of the outstanding Class Z shares); Freda B. White, 2412 Gilbert Cir., Arlington, TX 76010-2223, owned approximately 2,500 Class Z shares (or approximately 11.4% of the outstanding Class Z shares); Mendel Melzer, 6 Gelsey Ln., Basking Ridge, NJ 07920-3062, owned approximately 2,000 Class Z shares (or approximately 9.1% of the outstanding Class Z shares); PIFM, Three Gateway Center, Newark, NJ 07102, owned approximately 2,500 Class Z shares (or approximately 11.4% of the outstanding Class Z shares).



    As of May 16, 1997, Prudential Securities was the record holder for other beneficial owners of 2,418,039 Class A shares (approximately 93.5% of such shares outstanding), 6,025,560 Class B shares (approximately 94.3% of such shares outstanding), 506,476 Class C shares (approximately 97.3% of such shares outstanding) and 19,264 Class Z shares (approximately 88.4% of such shares outstanding) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of March 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $54.6 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.



    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:



    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;



    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and



    (c) the fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser) pursuant to the Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Fund's Management Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party on May 21, 1997, and by the initial shareholder of the Fund on October 25, 1996.



    PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PIFM compensates PI for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.



    The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or interested persons of any such party on May 21, 1997, and by the initial shareholder of the Fund on October 25, 1996.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor) One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus of the Fund.



    The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21,
1997 [and by the sole shareholder of the Fund on           , 1996].


    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of a Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



    Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset value of the Fund at April 30, 1997, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...........      $    9.45
Maximum sales charge (5% of offering price)......................            .50
                                                                           -----
Offering price to public.........................................      $    9.95
                                                                           -----
                                                                           -----
CLASS B
Net asset value, redemption price and offering price per Class B
 share*..........................................................      $    9.42
                                                                           -----
                                                                           -----
CLASS C
Net asset value, redemption price and offering price per Class C
 share*..........................................................      $    9.42
                                                                           -----
                                                                           -----
CLASS Z
Net asset value, offering price and redemption price per Class Z
 share...........................................................      $    9.46
                                                                           -----
                                                                           -----

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus of the Fund.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.


    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of each Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).



    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A copy of the shareholder's death certificate or,
                                         in the case of a trust, a copy of the grantor's
                                         death certificate, plus a copy of the trust
                                         agreement identifying the grantor.

Disability - An individual will be       A copy of the Social Security Administration award
considered disabled if he or she is      letter or a letter from a physician on the
unable to engage in any substantial      physician's letterhead stating that the shareholder
gainful activity by reason of any        (or, in the case of a trust, the grantor) is
medically determinable physical or       permanently disabled. The letter must also indicate
mental impairment which can be expected  the date of disability.
to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b)       A copy of the distribution form from the custodial
Custodial Account                        firm indicating (i) the date of birth of the
                                         shareholder and (ii) that the shareholder is over
                                         age 59 and is taking a normal distribution--signed
                                         by the shareholder.

Distribution from Retirement Plan        A letter signed by the plan administrator/trustee
                                         indicating the reason for the distribution.

Excess Contributions                     A letter from the shareholder (for an IRA) or the
                                         plan administrator/ trustee on company letterhead
                                         indicating the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


    AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.



    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the Exchange Privilege. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The following money market funds participate in the Class A Exchange
Privilege:
       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New York Money Market Series)
         (New Jersey Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     110    $     165    $     220    $     275
20 Years..........................................................         176          264          352          440
15 Years..........................................................         296          444          592          740
10 Years..........................................................         555          833        1,110        1,388
 5 Years..........................................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."

------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

    AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of the Fund.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


    TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.
                          TAX-DEFERRED COMPOUNDING(1)


CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,676      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692
------------
(1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.



    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.


    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS



    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.



    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to engage in or close out transactions involving futures contracts and options thereon.



    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.



    Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds a "short" position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock will generally be treated as gains and losses from the sale of stock. For federal income tax purposes, when call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the stock's holding period. Certain futures and forward contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at fair market value on the last day of the Fund's fiscal year. Any gain or loss recognized on these deemed sales of these futures and forward contracts and options will be treated as 60% long-term captial gain or loss, and the remainder will be treated as short-term capital gain or loss. Certain of the Fund's transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code that may, among other things, require the Fund to defer losses.


    The Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30% short-short rule discussed above.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.

       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.



    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



    The average annual total returns for the period from December 31, 1996 (commencement of investment operations) through April 30, 1997 for the Class A, Class B, Class C and Class Z shares of the Fund were (10.26)%, (10.80)%, (6.80)% and (5.40)%, respectively.



    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of the Fund.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.



    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from December 31, 1996 through April 30, 1997 for the Class A, Class B, Class C and Class Z shares of the Fund were (5.50)%, (5.80)%, (5.80) %, and (5.40)%, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PERFORMANCE
                   Comparison of
                       Different
            Types of Investments
              Over the Long Term
                 (1/192612/1994)
                                       Long-Term Govt.
                   Common Stocks                 Bonds  Inflation
                           10.2%                  4.8%       3.1%

------------

    (1)Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual reports of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholder and Board of Directors of
Prudential Emerging Growth Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Prudential Emerging Growth Fund, Inc. (the "Fund") at October 21, 1996. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
October 25, 1996

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              OCTOBER 21,
                                                                                                                 1996
                                                                                                              -----------
ASSETS
Cash........................................................................................................   $ 100,000
Deferred organization costs (Note 1)........................................................................     250,000
                                                                                                              -----------
    Total assets............................................................................................     350,000
                                                                                                              -----------
LIABILITIES
Deferred organization costs payable (Note 1)................................................................     250,000
                                                                                                              -----------
Net Assets (Note 1)
  Applicable to 10,000 shares of common stock...............................................................   $ 100,000
                                                                                                              -----------
                                                                                                              -----------
Calculation of Offering Price
Class A:
  Net asset value and redemption price per Class A share....................................................   $   10.00
  Maximum sales charge (5.0% of offering price).............................................................         .53
                                                                                                              -----------
  Offering price to public..................................................................................   $   10.53
                                                                                                              -----------
                                                                                                              -----------
Class B:
  Net asset value, offering price and redemption price per Class B share....................................   $   10.00
                                                                                                              -----------
                                                                                                              -----------
Class C:
  Net asset value, offering price and redemption price per Class C share....................................   $   10.00
                                                                                                              -----------
                                                                                                              -----------
Class Z:
  Net asset value, offering price and redemption price per Class Z share....................................   $   10.00
                                                                                                              -----------
                                                                                                              -----------

See Notes to Financial Statement.

                     PRUDENTIAL EMERGING GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENT

    NOTE 1. Prudential Emerging Growth Fund, Inc. ("the Fund"), which was incorporated in Maryland on August 23, 1996, is an open-end, diversified management investment company. The Fund has had no significant operation other than the issuance of 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Mutual Fund Management LLC (PMF). There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

    Costs incurred and expected to be incurred in connection with the organization and offering of the Fund will be paid initially by PMF and will be repaid to PMF upon commencement of investment operations. Offering costs will be deferred and amortized over a period not to exceed 12 months. Organizational costs will be deferred and amortized over the period of benefit not to exceed 60 months from the date the Fund commences investment operations. If any of the initial shares of the Fund are redeemed by any holder thereof during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro-rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of the initial shares outstanding.

    NOTE 2. AGREEMENTS The Fund has entered into a management agreement with PMF. PMF is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).

    The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 to 1% of the average daily net assets of the Fund.

    Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (PIC), a wholly-owned subsidiary of Prudential, PIC furnishes investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PMF pays for the services of PIC, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

    PIFM has agreed that, in any fiscal year, it will reimburse the Fund for expenses (including the fees of PMF but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions. Such expense reimbursement, if any, will be estimated and accrued daily and payable monthly.

    The Fund has entered into a distribution agreement with Prudential Securities Incorporated (PSI) for distribution of the Fund's shares.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940, PSI (also the "Distributor") incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of PSI and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Pursuant to the Class A Plan, the Fund will compensate PSI for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending October 31, 1997.

    Pursuant to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related expenses with respect to the Class B and C shares at an annual rate of 1% of the average daily net assets of the Class B and C shares. PSI incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 1997
(UNAUDITED)                              PRUDENTIAL EMERGING GROWTH FUND, INC.
-------------------------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
COMMON STOCKS--98.8%
------------------------------------------------------------
AEROSPACE--0.5%
  30,000     Orbital Sciences Corp. (a)            $    442,500
------------------------------------------------------------
APPAREL & TEXTILES--6.7%
  20,000     Gucci Group                              1,387,500
  40,000     Kellwood Co.                               950,000
  25,000     Liz Claiborne, Inc.                      1,131,250
  30,000     Warnaco Group, Inc. (The)                  855,000
  40,000     Westpoint Stevens, Inc. (a)              1,565,000
                                                   ------------
                                                      5,888,750
------------------------------------------------------------
BROADCASTING--4.7%
  40,000     American Radio Systems Corp. (a)         1,170,000
  25,000     Clear Channel Communications, Inc.
                (a)                                   1,212,500
  40,000     United Video Satellite Group, Inc.
                (a)                                     620,000
  30,000     Univision Communications, Inc. (a)       1,020,000
   4,900     Westwood One, Inc. (a)                     116,988
                                                   ------------
                                                      4,139,488
------------------------------------------------------------
CHEMICALS--4.4%
  15,000     BetzDearborn, Inc.                         960,000
  35,000     OM Group, Inc.                             975,625
  35,000     Sigma-Aldrich Corp.                      1,050,000
  15,000     WD-40 Co.                                  866,250
                                                   ------------
                                                      3,851,875
------------------------------------------------------------
COMMERCIAL SERVICES--5.5%
  15,000     Corrections Corporation of America
                (a)                                     489,375
  15,000     Desktop Data Inc. (a)                      108,750
  30,000     Gartner Group, Inc. (a)                    787,500
  35,000     MoneyGram Payment Systems, Inc. (a)        341,250
  50,600     National Education Corp. (a)             1,024,650
  30,000     Omnicare, Inc.                             731,250
  30,000     Paychex, Inc.                            1,404,375
                                                   ------------
                                                      4,887,150
COMPUTER SOFTWARE & SERVICES--10.0%
  25,000     Adobe Systems, Inc.                   $    978,125
  40,000     Affiliated Computer Services, Inc.
                (a)                                   1,040,000
  90,000     American Management Systems, Inc.
                (a)                                   2,227,500
  35,000     BISYS Group, Inc. (a)                    1,120,000
  49,300     DST Systems Inc. (a)                     1,398,887
  35,500     GTECH Holdings Corp. (a)                 1,091,625
  60,000     USCS International, Inc. (a)               990,000
                                                   ------------
                                                      8,846,137
------------------------------------------------------------
COMPUTER SYSTEMS/PERIPHERALS--0.8%
  15,000     Seagate Technology, Inc. (a)               688,125
------------------------------------------------------------
COSMETICS--0.1%
   4,363     ThermoLase Corp. (a)                        41,449
------------------------------------------------------------
ELECTRONICS--18.0%
  20,000     Adaptec, Inc. (a)                          740,000
  26,666     Analog Devices, Inc. (a)                   713,316
  25,000     Applied Materials, Inc. (a)              1,371,875
  45,000     Burr-Brown Corp. (a)                     1,327,500
  20,000     Cognex Corp. (a)                           492,500
  15,000     Diebold, Inc.                              502,500
  30,000     Fusion Systems Corp. (a)                   791,250
  30,000     Hadco Corp. (a)                          1,282,500
  50,000     International Rectifier Corp. (a)          575,000
  20,000     Linear Technology Corp.                  1,005,000
  28,900     Solectron Corp. (a)                      1,658,137
  10,000     Speedfam International, Inc. (a)           242,500
  30,000     Tencor Instruments (a)                   1,331,250
  30,000     Teradyne, Inc. (a)                         982,500
  35,000     Thermo Instrument System, Inc. (a)       1,098,125
  25,000     Thermo Optek Corp. (a)                     290,625
  60,000     ThermoQuest Corp. (a)                      780,000
  15,000     Xilinx Inc. (a)                            735,000
                                                   ------------
                                                     15,919,578

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-37

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 1997
(UNAUDITED)                              PRUDENTIAL EMERGING GROWTH FUND, INC.
-------------------------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
ENGINEERING & CONSTRUCTION--0.9%
  30,000     Jacobs Engineering Group, Inc. (a)    $    765,000
------------------------------------------------------------
ENTERTAINMENT--1.0%
  25,000     Imax Corp. (a)                             893,750
------------------------------------------------------------
ENVIRONMENTAL SERVICES--2.1%
  15,000     Ionics, Inc. (a)                           690,000
  20,000     United Waste Systems, Inc. (a)             675,000
  15,000     USA Waste Services, Inc. (a)               491,250
                                                   ------------
                                                      1,856,250
------------------------------------------------------------
FINANCIAL SERVICES--5.9%
  34,500     Delta Financial Corp. (a)                  465,750
  15,000     Franklin Resources, Inc.                   886,875
  20,000     Legg Mason, Inc.                           950,000
  15,000     Peoples Heritage Financial Group,
                Inc.                                    470,625
  15,000     Sirrom Capital Corp.                       466,875
  60,000     Sovereign Bancorp Inc.                     735,000
  25,200     Washington Mutual, Inc.                  1,244,250
                                                   ------------
                                                      5,219,375
------------------------------------------------------------
FOODS--0.9%
  30,000     JP Foodservice, Inc. (a)                   836,250
------------------------------------------------------------
INSURANCE--4.2%
  20,000     NAC Re Corp.                               775,000
   1,300     Nationwide Financial Services, Inc.
                (a)                                      34,450
  30,000     SunAmerica, Inc.                         1,380,000
  30,000     The PMI Group, Inc.                      1,533,750
                                                   ------------
                                                      3,723,200
------------------------------------------------------------
LODGING--1.7%
  20,000     Capstar Hotel Co. (a)                      567,500
  20,000     Four Seasons Hotels, Inc (Canada)
                (a)                                     445,000
  15,000     MGM Grand, Inc. (a)                        506,250
                                                   ------------
                                                      1,518,750
MEDICAL SERVICES--6.1%
  75,000     Beverly Enterprises, Inc. (a)         $  1,087,500
  24,700     Genzyme Corp. (a)                          571,187
  60,000     OccuSystems, Inc. (a)                    1,237,500
  50,000     Vencor Inc. (a)                          2,081,250
  20,000     Vitalink Pharmacy Services, Inc.
                (a)                                     367,500
                                                   ------------
                                                      5,344,937
------------------------------------------------------------
MEDICAL TECHNOLOGY--5.2%
  45,000     Acuson Corp. (a)                         1,091,250
  10,000     Incyte Pharmaceuticals, Inc. (a)           425,000
  15,000     Luxottica Group S.p.A. (Italy)(ADR)        905,625
  40,000     Mentor Corp.                               925,000
  50,000     Sola International, Inc. (a)             1,250,000
                                                   ------------
                                                      4,596,875
------------------------------------------------------------
METALS--0.9%
  40,000     Worthington Industries, Inc.               755,000
------------------------------------------------------------
OIL & GAS--0.9%
  20,000     Falcon Drilling Co., Inc. (a)              765,000
------------------------------------------------------------
PHARMACEUTICALS--6.8%
  16,900     Biochem Pharma. Inc. (Canada) (a)          303,936
  14,900     Copley Pharmaceutical, Inc. (a)             76,363
  40,000     Elan Corp. PLC (Ireland)(ADR) (a)        1,360,000
  15,000     Liposome Co., Inc. (a)                     332,812
  45,000     North American Vaccine, Inc.
                (Canada) (a)                            939,375
  50,000     Pharmaceutical Product Development,
                Inc.                                    837,500
  22,000     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        1,116,500
  30,000     Watson Pharmaceuticals, Inc. (a)         1,072,500
                                                   ------------
                                                      6,038,986
------------------------------------------------------------
RETAIL--7.2%
  20,000     Consolidated Stores Corp. (a)              800,000
  25,000     Dollar General Corp.                       790,625

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-38

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 1997
(UNAUDITED)                              PRUDENTIAL EMERGING GROWTH FUND, INC.
-------------------------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
RETAIL (CONT'D.)
  30,000     Kenneth Cole Productions, Inc. (a)    $    498,750
  50,000     Neiman Marcus Group, Inc.                1,312,500
  15,000     Nine West Group, Inc. (a)                  594,375
  50,000     OfficeMax Inc. (a)                         618,750
  50,000     Petco Animal Supplies Inc. (a)           1,068,750
  50,000     Stride Rite Corp.                          687,500
                                                   ------------
                                                      6,371,250
------------------------------------------------------------
SCHOOLS--1.1%
  30,000     Apollo Group, Inc. (a)                     806,250
   5,600     Education Management Corp. (a)             123,200
                                                   ------------
                                                        929,450
------------------------------------------------------------
TRANSPORTATION-ROAD & RAIL--2.2%
  25,000     Kansas City Southern Industries,
                Inc.                                  1,287,500
  20,000     Wisconsin Central Transportation
                Corp. (a)                               655,000
                                                   ------------
                                                      1,942,500
------------------------------------------------------------
TRUCKING & SHIPPING--0.2%
  10,000     Simon Transportation Services Inc.
                (a)                                     170,000
------------------------------------------------------------
UTILITIES - ELECTRIC--0.8%
  18,600     Calenergy, Inc. (a)                        727,725
                                                   ------------
             Total common stocks
                (cost $86,026,938)                   87,159,350
                                                   ------------
             COMMON STOCK UNIT(b)--0.1%
   3,168     ThermoLase Corp.
                (cost $51,137; value per unit
                $16.63; purchased 1997)            $     52,668
                                                   ------------
             Total long-term investments
                (cost $86,078,075)                   87,212,018
                                                   ------------
PRINCIPAL
 AMOUNT
 (000)
--------
             SHORT-TERM INVESTMENTS--1.8%
             JOINT REPURCHASE AGREEMENT
$  1,604     Joint Repurchase Agreement Account
                5.42%, 5/1/97
                (cost $1,604,000; Note 5)             1,604,000
                                                   ------------
------------------------------------------------------------
TOTAL INVESTMENTS--100.7%
             (cost $87,682,075; Note 4)              88,816,018
             Liabilities in excess of other
                assets--(0.7%)                         (639,793)
                                                   ------------
             Net Assets--100%                      $ 88,176,225
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit; each unit consists of one common share and one redemption right.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-39

Statement of Assets and Liabilities
(Unaudited)                                PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                           APRIL 30, 1997
                                                                                                                 --------------
Investments, at value (cost $87,682,075)....................................................................       $ 88,816,018
Cash........................................................................................................              9,639
Receivable for investments sold.............................................................................          2,335,494
Deferred organization and offering costs (Note 1)...........................................................            224,472
Dividends and interest receivable...........................................................................             25,868
                                                                                                                  --------------
   Total assets.............................................................................................         91,411,491
                                                                                                                  --------------
LIABILITIES
Payable for investments purchased...........................................................................          1,653,575
Payable for Fund shares reacquired..........................................................................          1,335,718
Deferred organization and offering costs payable (Note 1)...................................................             91,445
Accrued expenses............................................................................................             56,049
Distribution fee payable....................................................................................             55,849
Management fee payable......................................................................................             42,630
                                                                                                                  --------------
   Total liabilities........................................................................................          3,235,266
                                                                                                                  --------------
NET ASSETS..................................................................................................       $ 88,176,225
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $      9,351
   Paid-in capital in excess of par.........................................................................         93,847,019
                                                                                                                  --------------
                                                                                                                     93,856,370
   Accumulated net investment loss..........................................................................           (401,734)
   Accumulated net realized loss on investments.............................................................         (6,412,354)
   Net unrealized appreciation on investments...............................................................          1,133,943
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $ 88,176,225
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($24,060,439 / 2,546,990 shares of common stock issued and outstanding)...............................              $9.45
   Maximum sales charge (5% of offering price)..............................................................                .50
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $9.95
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($59,109,907 / 6,272,964 shares of common stock issued and outstanding)...............................              $9.42
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,823,941 / 511,928 shares of common stock issued and outstanding)..................................              $9.42
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($181,938 / 19,241 shares of common stock issued and outstanding).....................................              $9.46
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-40

PRUDENTIAL EMERGING GROWTH FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------

                                          DECEMBER 31, 1996(a)
                                                THROUGH
NET INVESTMENT LOSS                          APRIL 30, 1997
                                          --------------------
Income
   Dividends (net of foreign
      withholding taxes of $457).......       $     90,179
   Interest............................            151,974
                                               -----------
      Total income.....................            242,153
                                               -----------
Expenses
   Management fee......................            168,434
   Distribution fee--Class A...........             20,507
   Distribution fee--Class B...........            182,484
   Distribution fee--Class C...........             15,942
   Amortization of deferred
      organizational and offering
      costs............................             62,527
   Custodian's fees and expenses.......             60,000
   Transfer agent's fees and
      expenses.........................             40,000
   Reports to shareholders.............             25,000
   Registration fees...................             21,000
   Audit fees and expenses.............             18,000
   Directors' fees and expenses........             17,000
   Legal fees and expenses.............             12,000
   Miscellaneous.......................                993
                                               -----------
      Total expenses...................            643,887
                                               -----------
Net investment loss....................           (401,734)
                                               -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment
   transactions........................         (6,412,354)
Net unrealized appreciation on
   investments.........................          1,133,943
                                               -----------
Net loss on investments................         (5,278,411)
                                               -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS..............       $ (5,680,145)
                                              ------------
                                              ------------

---------------
(a) Commencement of investment operations.

PRUDENTIAL EMERGING GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
------------------------------------------------------------

                                          DECEMBER 31, 1996(a)
INCREASE (DECREASE)                             THROUGH
IN NET ASSETS                                APRIL 30, 1997
                                          --------------------
Operations
   Net investment loss.................       $   (401,734)
   Net realized loss on investments....         (6,412,354)
   Net unrealized appreciation on
      investments......................          1,133,943
                                              ------------
   Net decrease in net assets resulting
      from operations..................         (5,680,145)
                                              ------------
Fund share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold.......        101,471,348
   Cost of shares reacquired...........         (7,714,978)
                                              ------------
   Net increase in net assets from Fund
      share transactions...............         93,756,370
                                              ------------
Total increase.........................         88,076,225
NET ASSETS
Beginning of period....................            100,000
                                              ------------
End of period..........................       $ 88,176,225
                                              ------------
                                              ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-41

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as a divesified, open-end management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund had no significant operations other than the issuance of 2,500 shares of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on December 31, 1996.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation,or, if there was no sale on such day, mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no open foreign currency contracts at April 30, 1997.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a
--------------------------------------------------------------------------------
                                     -----
                                     B-42

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plan were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period December 31, 1996 through April 30, 1997.

PSI has advised the Fund that it has received approximately $122,700 in front-end sales charges resulting from sales of Class A shares for the period December 31, 1996 through April 30, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the period December 31, 1996 through April 30, 1997, it received approximately $25,600 and $3,000 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of February 28, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portio of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended April 30, 1997, the Fund incurred fees of approximately $39,000 for the services of PMFS. As of April 30, 1997, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended April 30, 1997 were $126,988,890 and $34,498,113, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1997, was $87,682,075 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,133,943 (gross unrealized appreciation-$5,637,818; gross unrealized depreciation--$4,503,875).
------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1997, the Fund had a .20% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund
--------------------------------------------------------------------------------
                                     -----
                                     B-43

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
represented $1,604,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

CS First Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.

J.P. Morgan Securities, 5.42% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.

SBC Warburg, 5.30% dated 4/30/97, in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.

Smith Barney Inc., 5.25% and 5.44%, both dated 4/30/97, in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

Transactions in shares of common stock for the period December 31, 1996 (commencement of operations) through April 30, 1997 were as follows:

Class A                                 SHARES        AMOUNT
------------------------------------  ----------   ------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................   3,024,762   $ 30,142,219
Shares reacquired...................    (480,363)    (4,606,125)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................   2,544,399     25,536,094
Shares issued upon conversion from
  Class B...........................          91            885
                                      ----------   ------------
Net increase in shares
  outstanding.......................   2,544,490   $ 25,536,979
                                      ----------   ------------
                                      ----------   ------------
Class B
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................   6,555,048   $ 65,663,253
Shares reacquired...................    (284,493)    (2,716,426)
                                      ----------   ------------
Net increase in shares outstanding
  before conversion.................   6,270,555     62,946,827
Shares reacquired upon conversion
  into Class A......................         (91)          (885)
                                      ----------   ------------
Net increase in shares
  outstanding.......................   6,270,464   $ 62,945,942
                                      ----------   ------------
                                      ----------   ------------
Class C
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................     544,182   $  5,446,962
Shares reacquired...................     (34,754)      (336,784)
                                      ----------   ------------
Net increase in shares
  outstanding.......................     509,428   $  5,110,178
                                      ----------   ------------
                                      ----------   ------------
Class Z
------------------------------------
December 31, 1996* through
  April 30, 1997:
Shares sold.........................      22,690   $    218,914
Shares reacquired...................      (5,949)       (55,643)
                                      ----------   ------------
Net increase in shares
  outstanding.......................      16,741   $    163,271
                                      ----------   ------------
                                      ----------   ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                     -----
                                     B-44

FINANCIAL HIGHLIGHTS (UNAUDITED)           PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                               CLASS A          CLASS B          CLASS C
                                                                             ------------     ------------     ------------
                                                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                               1996(a)          1996(a)          1996(a)
                                                                               THROUGH          THROUGH          THROUGH
                                                                              APRIL 30,        APRIL 30,        APRIL 30,
                                                                                 1997             1997             1997
                                                                             ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $  10.00         $  10.00         $  10.00
                                                                             ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss......................................................          (.03)            (.05)            (.05)
Net realized and unrealized loss on investment transactions..............          (.52)            (.53)            (.53)
                                                                             ------------     ------------     ------------
   Total from investment operations......................................          (.55)            (.58)            (.58)
                                                                             ------------     ------------     ------------
Net asset value, end of period...........................................      $   9.45         $   9.42         $   9.42
                                                                             ------------     ------------     ------------
                                                                             ------------     ------------     ------------
TOTAL RETURN(c):.........................................................         (5.50)%          (5.80)%          (5.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $ 24,060         $ 59,110         $  4,824
Average net assets (000).................................................      $ 24,743         $ 55,047         $  4,809
Ratios to average net assets(b):
   Expenses, including distribution fees.................................          1.76%            2.51%            2.51%
   Expenses, excluding distribution fees.................................          1.51%            1.51%            1.51%
   Net investment loss...................................................          (.87)%          (1.67)%          (1.63)%
Portfolio turnover.......................................................            41%              41%              41%
Average commission rate paid per share...................................      $ 0.0498         $ 0.0498         $ 0.0498

                                                                             Class Z
                                                                           ------------
                                                                           DECEMBER 31,
                                                                             1996(a)
                                                                             THROUGH
                                                                            APRIL 30,
                                                                               1997
                                                                           ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................    $  10.00
                                                                           ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss......................................................        (.01)
Net realized and unrealized loss on investment transactions..............        (.53)
                                                                           ------------
   Total from investment operations......................................        (.54)
                                                                           ------------
Net asset value, end of period...........................................    $   9.46
                                                                           ------------
                                                                           ------------
TOTAL RETURN(c):.........................................................       (5.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................    $    182
Average net assets (000).................................................    $     82
Ratios to average net assets(b):
   Expenses, including distribution fees.................................        1.51%
   Expenses, excluding distribution fees.................................        1.51%
   Net investment loss...................................................        (.87)%
Portfolio turnover.......................................................          41%
Average commission rate paid per share...................................    $ 0.0498

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.   B-45

                    APPENDIX I--HISTORICAL PERFORMANCE DATA


    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.



    Value of $1000.00 Invested on 1/1/26 through 12/31/96


                                 [CHART]

Source: Ibbotson Associates' EnCORR Software, Chicago, Illinois. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present, or future performance of the Prudential Emerging Growth Fund. Small-sized stock performance for the period 1926-1980 is based on a historical series composed of stocks making up the 5th quintile of the New York Stock Exchange: thereafter, the index reflects the total return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. Source of mid-sized stock performance: University of Chicago's Center for Research in Security Prices
(CRSP). Mid-sized stocks are comprised of an index of medium-sized companies listed on the New York Stock Exchange (NYSE). All eligible comapanies listed on the NYSE are ranked by market capitalization and then split into ten equally populated groups, or deciles. The 3-5 decile represents mid-size companies in this example. Large-sized stock total return is based on the Standard & Poor's 500 Index, a market-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Past performance is not indicative of future results. Investors cannot buy or invest directly in market indices.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    The chart below shows the growth over 15 years of a $1,000 investment made in the S&P MidCap 400 Index and the S&P 500 stock index on June 30, 1981 with an ending value on June 30, 1996.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


              S&P 500   S&P Midcap 400
6/30/1981   $1,000.00        $1,000.00
            $1,002.10          $994.10
              $944.28          $949.96
              $897.73          $890.21
              $946.20          $956.35
              $985.28        $1,007.42
              $960.06          $979.62
              $947.48          $939.45
              $894.52          $914.46
              $889.87          $906.78
              $930.09          $950.13
              $898.37          $934.26
              $884.90          $909.50
              $869.14          $878.30
              $974.66          $970.00
              $986.84        $1,001.43
            $1,100.43        $1,105.28
            $1,144.89        $1,170.93
            $1,166.98        $1,201.96
            $1,210.39        $1,262.18
            $1,238.11        $1,303.32
            $1,283.80        $1,357.54
            $1,384.96        $1,440.62
            $1,372.91        $1,497.82
            $1,426.32        $1,547.69
            $1,384.24        $1,523.86
            $1,405.00        $1,499.78
            $1,424.39        $1,552.12
            $1,407.87        $1,483.99
            $1,437.58        $1,534.00
            $1,430.10        $1,515.43
            $1,422.09        $1,472.09
            $1,372.04        $1,401.43
            $1,395.77        $1,423.44
            $1,409.03        $1,405.64
            $1,330.97        $1,346.18
6/30/1984   $1,359.85        $1,396.94
            $1,342.99        $1,342.18
            $1,491.26        $1,499.34
            $1,491.56        $1,497.09
            $1,497.37        $1,487.36
            $1,480.60        $1,482.16
            $1,519.54        $1,533.14
            $1,637.91        $1,663.92
            $1,657.90        $1,678.23
            $1,659.06        $1,691.82
            $1,657.56        $1,707.22
            $1,753.37        $1,791.90
            $1,780.90        $1,867.16
            $1,778.23        $1,868.65
            $1,763.11        $1,855.20
            $1,707.93        $1,766.52
            $1,786.83        $1,864.38
            $1,909.41        $1,980.35
            $2,001.83        $2,078.38
            $2,013.04        $2,113.09
            $2,163.41        $2,268.61
            $2,284.13        $2,378.18
            $2,258.32        $2,395.78
            $2,378.46        $2,490.17
            $2,418.66        $2,556.66
            $2,283.45        $2,430.36
            $2,452.89        $2,563.06
            $2,250.03        $2,360.58
            $2,379.86        $2,459.72
            $2,437.69        $2,458.74
            $2,375.53        $2,415.47
            $2,695.51        $2,726.09
            $2,801.98        $2,853.13
            $2,882.96        $2,920.46
            $2,857.30        $2,823.51
            $2,882.16        $2,794.42
6/30/1987   $3,027.71        $2,895.58
            $3,181.22        $2,976.95
            $3,299.88        $3,085.01
            $3,227.61        $3,025.16
            $2,532.38        $2,310.32
            $2,323.71        $2,196.42
            $2,500.55        $2,366.20
            $2,605.57        $2,474.81
            $2,726.99        $2,631.96
            $2,642.73        $2,674.60
            $2,672.06        $2,688.24
            $2,696.64        $2,632.05
            $2,818.80        $2,821.82
            $2,808.09        $2,745.92
            $2,712.90        $2,681.94
            $2,828.47        $2,784.39
            $2,907.10        $2,803.60
            $2,865.53        $2,748.93
            $2,915.39        $2,859.99
            $3,128.79        $3,055.04
            $3,050.88        $3,064.81
            $3,121.97        $3,132.85
            $3,284.00        $3,302.34
            $3,417.00        $3,461.84
            $3,397.53        $3,446.26
            $3,704.32        $3,651.32
            $3,776.56        $3,780.94
            $3,761.07        $3,822.91
            $3,673.82        $3,661.96
            $3,748.76        $3,742.89
            $3,838.73        $3,876.51
            $3,581.15        $3,548.56
            $3,627.35        $3,675.95
            $3,723.47        $3,755.35
            $3,630.76        $3,609.27
            $3,984.76        $3,961.90
6/30/1990   $3,958.06        $3,978.14
            $3,945.40        $3,887.04
            $3,588.73        $3,484.34
            $3,413.96        $3,271.10
            $3,399.28        $3,171.33
            $3,618.87        $3,476.41
            $3,719.84        $3,678.05
            $3,881.65        $3,968.61
            $4,159.19        $4,324.99
            $4,259.84        $4,522.65
            $4,270.07        $4,521.29
            $4,454.11        $4,729.72
            $4,250.11        $4,489.45
            $4,448.16        $4,759.72
            $4,553.59        $4,932.97
            $4,477.54        $4,917.18
            $4,537.54        $5,184.19
            $4,354.68        $4,937.42
            $4,852.85        $5,521.02
            $4,762.59        $5,618.75
            $4,824.50        $5,708.08
            $4,730.91        $5,492.89
            $4,870.00        $5,427.52
            $4,893.86        $5,479.08
            $4,820.94        $5,322.38
            $5,018.12        $5,586.37
            $4,915.25        $5,452.86
            $4,973.25        $5,529.20
            $4,990.65        $5,661.35
            $5,160.83        $5,977.82
            $5,224.31        $6,178.07
            $5,268.20        $6,255.30
            $5,339.84        $6,167.72
            $5,452.51        $6,380.51
            $5,320.56        $6,213.34
            $5,462.62        $6,496.67
6/30/1993   $5,478.46        $6,529.15
            $5,456.55        $6,516.75
            $5,663.35        $6,785.89
            $5,619.75        $6,857.82
            $5,736.07        $6,880.45
            $5,681.58        $6,728.39
            $5,750.33        $7,040.59
            $5,945.84        $7,204.64
            $5,784.71        $7,102.33
            $5,532.49        $6,773.49
            $5,603.31        $6,823.62
            $5,695.20        $6,758.79
            $5,555.67        $6,526.29
            $5,737.90        $6,746.88
            $5,973.15        $7,100.41
            $5,826.81        $6,967.64
            $5,957.91        $7,043.58
            $5,741.05        $6,725.92
            $5,826.01        $6,787.80
            $5,976.91        $6,858.39
            $6,210.01        $7,218.45
            $6,393.20        $7,336.84
            $6,581.16        $7,490.91
            $6,844.41        $7,671.44
            $7,003.20        $7,983.67
            $7,235.70        $8,398.82
            $7,253.79        $8,555.88
            $7,559.90        $8,762.93
            $7,532.69        $8,537.72
            $7,864.13        $8,910.82
            $8,015.12        $8,888.54
            $8,287.63        $9,017.43
            $8,364.71        $9,323.12
            $8,445.01        $9,435.00
            $8,569.99        $9,722.76
            $8,791.10        $9,854.02
6/30/1996   $8,824.51        $9,706.21

              QTLY
                Value
6/30/1981

              $890.21

              $979.62

              $906.78

              $909.50

            $1,001.43

            $1,201.96

            $1,357.54

            $1,547.69

            $1,552.12

            $1,515.43

            $1,423.44

6/30/1984   $1,396.94

            $1,497.09

            $1,533.14

            $1,691.82

            $1,867.16

            $1,766.52

            $2,078.38

            $2,378.18

            $2,556.66

            $2,360.58

            $2,415.47

            $2,920.46

6/30/1987   $2,895.58

            $3,025.16

            $2,366.20

            $2,674.60

            $2,821.82

            $2,784.39

            $2,859.99

            $3,132.85

            $3,446.26

            $3,822.91

            $3,876.51

            $3,755.35

6/30/1990   $3,978.14

            $3,271.10

            $3,678.05

            $4,522.65

            $4,489.45

            $4,917.18

            $5,521.02

            $5,492.89

            $5,322.38

            $5,529.20

            $6,178.07

            $6,380.51

6/30/1993   $6,529.15

            $6,857.82

            $7,040.59

            $6,773.49

            $6,526.29

            $6,967.64

            $6,787.80

            $7,336.84

            $7,983.67

            $8,762.93

            $8,888.54

            $9,435.00

6/30/1996   $9,706.21

Source: Lipper Analytical Services. Past performance is not indicative of future returns. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value-weighted index (stock price times shares outstanding) and with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation in size order. The Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based on their stock market value. Investors cannot invest directly in indices.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


                                      '87      '88      '89      '90      '91      '92      '93      '94      '95
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%     (3.4)%  18.4%
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%     (1.6)%  16.8%
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%     (3.9)%  22.3%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%     (1.0)%  19.2%
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%      6.0%   19.6%
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             33.2     10.2     18.8     24.9     30.9     11.0     10.3       9.9     5.5


(1)Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.


Average Annual Total Returns of Major World Stock
Markets (1986-1995) (in U.S. dollars)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 HONG KONG     23.8%
Belgium          20.7%
Sweden           19.4%
Netherland       19.3%
Spain            17.9%
Switzerland      17.1%
France           15.3%
U.K.             15.0%
U.S.             14.8%
Japan            12.8%
Austria          10.9%
Germany          10.7%

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION


                           World Total: $9.2 Trillion


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    U.S.        40.8%
Pacific
Basin             28.7%
Europe            28.3%
Canada             2.2%

Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)


                                    [CHART]

-------------------------------------------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
BOND INDICES OVER THE PAST 20 YEARS
(12/31/75-12/31/95)*
                                                          S&P 500       EAFE   Lehman Aggregate
                                                            37.6%      69.9%              32.6%
                                                            -7.2%     -23.2%              -2.9%
Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION


    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION


    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.



    Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.


    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)


    Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.



    Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of December 31, 1996, Prudential Investments Fund Management was the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------

(1)Prudential Investments, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)As of December 31, 1994.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

---------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)As of December 31, 1994.

                                     III-2

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A-(compared to an industry average of B+).



    In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)


    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(7)As of December 31, 1994.
(8)On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

    (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:


        Financial Highlights.


    (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


        (a) Statement of Assets and Liabilities as of October 21, 1996
       (audited).


        (b) Report of Independent Auditors.


        (c) Portfolio of Investments as of April 30, 1997 (unaudited).



        (d) Statement of Assets and Liabilities as of April 30, 1997
       (unaudited).



        (e) Statement of Operations for the period ended April 30, 1997 (unaudited).



        (f) Statement of Changes in Net Assets for the period ended April 30, 1997 (unaudited).



        (g) Notes to Financial Statements.



        (h) Financial Highlights.


(B) EXHIBITS:


     1. (a) Articles of Incorporation.(1)



        (b) Articles of Amendment.(2)



     2. By-Laws.(2)


     3. Not Applicable.


     4. Instruments defining rights of shareholders.(2)



     5. (a) Form of Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.(2)



        (b) Form of Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.(2)



     6. (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated.(2)



        (b) Selected Dealer Agreement.(2)


     7. Not Applicable.


     8. Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)



     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)



    10. Not Applicable.



    11. Consent of Independent Accountants.*


    12. Not Applicable.


    13. Not Applicable.


    14. Not Applicable.


    15. (a) Form of Distribution and Service Plan for Class A Shares.(2)



        (b) Form of Distribution and Service Plan for Class B Shares.(2)



        (c) Form of Distribution and Service Plan for Class C Shares.(2)



    16. Schedule of Computation of Performance Quotations.*



    17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

    18. Rule 18f-3 Plan.(2)

------------------------


  (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996
    (File Nos. 333-11785 and 811-07811).



  (2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on or about October 30, 1996 (File Nos. 333-11785 and 811-07811).



  * Filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of May 16, 1997, there were 3,343, 8,258, 479, and 76 record holders of Class A, Class B, Class C, and Class Z Common Stock of the Fund, respectively.


ITEM 27.  INDEMNIFICATION.


    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6(a) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


    The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation, doing business as Prudential Investments (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance; and

    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Investments Fund Management LLC


    See "Management of the Fund--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.



NAME AND ADDRESS          POSITION WITH PIFM                    PRINCIPAL OCCUPATION
------------------------  ------------------------------------  ------------------------------------------------------
Brian Storms              Officer-in-Charge, President,         President, Prudential Mutual Funds & Annuities
                          Chief Executive Officer and           (PMF&A); Officer-in-Charge, President, Chief Executive
                          Chief Operating Officer               Officer and Chief Operating Officer, PIFM
Robert F. Gunia           Executive Vice President and          Comptroller, Prudential Investments; Executive
                          Treasurer                             Vice President and Treasurer, PIFM;
                                                                Senior Vice President, Prudential Securities
Thomas A. Early           Executive Vice President,             Vice President and General Counsel, PMF&A;
                          Secretary and General                 Executive Vice President, Secretary and
                          Counsel                               General Counsel, PIFM
Susan C. Cote             Executive Vice President and          Vice President of Finance, PMF&A; Executive Vice
                          Chief Financial Officer               President and Chief Financial Officer, PIFM
Neil A. McGuinness        Executive Vice President              Executive Vice President and Director of
                                                                Marketing, PMF&A; Executive Vice
                                                                President, PIFM
Robert J. Sullivan        Executive Vice President              Executive Vice President, PMF&A; Executive Vice
                                                                President, PIFM


    (b) The Prudential Investment Corporation

    See "Management of the Fund--Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07102.



NAME AND ADDRESS          POSITION WITH PIC                     PRINCIPAL OCCUPATION
------------------------  ------------------------------------  ------------------------------------------------------
E. Michael Caulfield      Chairman of the Board, President,     Chief Executive Officer, Prudential Investments of The
                          Chief Executive Officer and Director  Prudential Insurance Company of America (Prudential)
Jonathan M. Greene        Senior Vice President and Director    President--Investment Management of Prudential
                                                                Investments of Prudential; Senior Vice President and
                                                                Director, PIC
John R. Strangfeld, Jr.   Vice President and                    Senior Vice President, Prudential; Vice President and
                          Director                              Director, PIC


ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas Applegate Fund, Inc. (Nicholas-Applegate Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund,

Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                        Corporate Investment Trust Fund
                         Prudential Equity Trust Shares
                             National Equity Trust
                             Prudential Unit Trust
                       Government Securities Equity Trust
                            National Municipal Trust

    (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below:


                                                                                  POSITIONS
                                                                                  AND
                                   POSITIONS AND                                  OFFICES
                                   OFFICES WITH                                   WITH
NAME (1)                           UNDERWRITER                                    REGISTRANT
---------------------------------  ---------------------------------------------  -----------
Robert Golden....................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Alan D. Hogan....................  Executive Vice President and Director          None
George A. Murray.................  Executive Vice President and Director          None
Leland B. Paton..................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff................  Executive Vice President, Chief Financial      None
                                   Officer and Director
Vincent T. Pica, II..............  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Hardwick Simmons.................  Chief Executive Officer, President and         None
                                   Director
Lee B. Spencer, Jr...............  Executive Vice President, Secretary, General   None
                                   Counsel and Director
Brian Storms.....................  Director                                       None
751 Broad Street
Newark, NJ 07102


------------------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center 3, Newark, New Jersey, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11), 31a-1(f), Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, Newark, New Jersey and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31.  MANAGEMENT SERVICES

    Other than as set forth under the captions "Management of the Fund--Manager" and "Management of the Fund-- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKING

    Registrant makes the following undertaking:


    To furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Newark and State of New Jersey, on the 29th day of May, 1997.


                                PRUDENTIAL EMERGING GROWTH FUND, INC.

                                By             /s/ RICHARD A. REDEKER
                                     ------------------------------------------
                                                 Richard A. Redeker
                                                     President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
     /s/ ROBERT F. GUNIA
------------------------------  Director                       May 29, 1997
       Robert F. Gunia

     /s/ EDWARD D. BEACH
------------------------------  Director                       May 29, 1997
       Edward D. Beach

   /s/ DELAYNE DEDRICK GOLD
------------------------------  Director                       May 29, 1997
     Delayne Dedrick Gold

     /s/ DONALD D. LENNOX
------------------------------  Director                       May 29, 1997
       Donald D. Lennox

 /s/ DOUGLAS H. MCCORKINDALE
------------------------------  Director                       May 29, 1997
   Douglas H. McCorkindale

     /s/ MENDEL A. MELZER
------------------------------  Director                       May 29, 1997
       Mendel A. Melzer

     /s/ THOMAS T. MOONEY
------------------------------  Director                       May 29, 1997
       Thomas T. Mooney

     /s/ STEPHEN P. MUNN
------------------------------  Director                       May 29, 1997
       Stephen P. Munn

    /s/ RICHARD A. REDEKER
------------------------------  President and Director         May 29, 1997
      Richard A. Redeker

      /s/ ROBIN B. SMITH
------------------------------  Director                       May 29, 1997
        Robin B. Smith

    /s/ LOUIS A. WEIL, III
------------------------------  Director                       May 29, 1997
      Louis A. Weil, III

------------------------------  Director                       May 29, 1997
      Clay T. Whitehead

     /s/ GRACE C. TORRES        Treasurer and Principal
------------------------------    Financial and Accounting     May 29, 1997
       Grace C. Torres            Officer

                               INDEX TO EXHIBITS


  EXHIBIT
    NO.                                                   DESCRIPTION                                               PAGE NO.
-----------  -----------------------------------------------------------------------------------------------------  ---------
        1.   (a) Articles of Incorporation.(1)
             (b) Articles of Amendment.(2)
        2.   By-Laws.(2)
        3.   Not Applicable.
        4.   Instruments defining rights of shareholders.(2)
        5.   (a) Form of Management Agreement between the Registrant and Prudential Mutual Fund Management,
             Inc.(2)
             (b) Form of Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential
             Investment Corporation.(2)
        6.   (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated.(2)
             (b) Selected Dealer Agreement.(2)
        7.   Not Applicable.
        8.   Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)
        9.   Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services,
             Inc.(2)
       10.   Not Applicable.
       11.   Consent of Independent Accountants.*
       12.   Not Applicable.
       13.   Not Applicable.
       14.   Not Applicable.
       15.   (a) Form of Distribution and Service Plan for Class A Shares.(2)
             (b) Form of Distribution and Service Plan for Class B Shares.(2)
             (c) Form of Distribution and Service Plan for Class C Shares.(2)
       16.   Schedule of Computation of Performance Quotations.*
       17.   Financial Data Schedules filed as Exhibit 27 for electronic purposes.*
       18.   Rule 18f-3 Plan.(2)


------------------------

  (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996
    (File Nos. 333-11785 and 811-07811).



  (2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed or about October 30, 1996 (File Nos. 333-11785 and 811-07811).



  * Filed herewith.